                                                                   Exhibit 10.24

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 22, 2003 (this "Amendment"), with respect to that certain Credit Agreement, dated as of May 6, 2003 (as amended, the "Credit Agreement"), among Kmart Corporation, a Michigan corporation ("Borrower"), the other Credit Parties (as defined therein) signatory thereto, the lenders from time to time signatory thereto (each a "Lender" and collectively, "Lenders") and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Credit Parties have requested that the Lenders amend the Credit Agreement to, among other things, (i) reduce the fees payable under the terms of the Credit Agreement and (ii) modify certain covenants;

            WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            2. Amendments to Credit Agreement.

            (a) Section 1.3(a) of the Credit Agreement shall be amended to (i) delete the phrase "without penalty or premium (except as provided in Section 1.13(b) to the extent applicable)" in each instance where such phrase occurs therein and (ii) substitute therefor "without penalty or premium (except as provided in Section 1.9(d) and Section 1.13(b) to the extent applicable)".

            (b) Section 1.5(a) of the Credit Agreement shall be amended by (i) deleting the second and third paragraphs thereof in it its entirety and
      (ii) substituting the following in lieu thereof:

                  "During the period from the Second Amendment Effective Date through the Fiscal Quarter ending on or about July 31, 2004, the Applicable Margins shall be based on Level II (regardless of EBITDA during such period). Thereafter, the Applicable Margins may be adjusted (up or down) by reference to each of the following grids:

                                                                           LEVEL OF
                         IF LTM EBITDA IS:                            APPLICABLE MARGINS:
                         -----------------                            -------------------
                      (Less Than) $300,000,000                               Level I
(Greater Than or Equal To) $300,000,000 but (Less Than) $500,000,000        Level II
(Greater Than or Equal To) $500,000,000 but (Less Than) $600,000,000        Level III
              (Greater Than or Equal To) $600,000,000                       Level IV

                                  APPLICABLE MARGINS
                                  ------------------
                                         LEVEL I    LEVEL II    LEVEL III   LEVEL IV
                                         -------    --------    ---------   --------
Applicable Revolver Index Margin          1.75%       1.50%       1.25%      1.00%

Applicable Revolver LIBOR Margin          2.75%       2.50%       2.25%      2.00%

Applicable Revolving Standby L/C Margin   2.75%       2.50%       2.25%      2.00%

Applicable Revolving Documentary L/C
Margin                                    1.50%       1.25%       1.25%      1.25%

Applicable Synthetic L/C Margin           2.75%       2.50%       2.25%      2.00%

            Any such adjustments in the Applicable Margins shall be implemented quarterly on a prospective basis on the fifth (5th) day following the delivery of Financial Statements in accordance with paragraphs (b) or (d), as applicable, of Annex E evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Administrative Agent and Lenders a certificate, signed by a Financial Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins (the "LTM EBITDA Certificate"). Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the fifth (5th) day following the delivery of those Financial Statements demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the third (3rd) Business Day following the date on which such Event of Default is waived or ceases to continue, as the case may be."

      (c) Section 1.9(b) of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  "(b) As additional compensation for the Revolving Lenders,
            Borrower shall pay to Administrative Agent, for the ratable benefit of such Revolving Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date, as required pursuant to
            Section 1.3(a) and on the Commitment Termination Date, a Fee for Borrower's non-use of available funds in an amount equal to the Applicable Unused Line Fee Percentage per annum multiplied by the difference between (x) the Revolving Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the Revolving Loan and the Swing Line Loan outstanding during the period for which such Fee is due (such fee, the "Unused Line Fee").

                  During the period from the Second Amendment Effective Date through the Fiscal Quarter ending on or about July 31, 2004, the Applicable Unused Line Fee Percentage shall be based on Level I (regardless of EBITDA during such period). Thereafter, the Applicable Unused Line Fee Percentage may be adjusted (up or down) by reference to each of the following grids:

                                                               LEVEL OF
                                                          APPLICABLE UNUSED
          IF LTM EBITDA IS:                              LINE FEE PERCENTAGE:
          -----------------                              --------------------
    (Less Than or Equal To) $500,000,000                         Level I
    (Greater Than or Equal To) $500,000,000                     Level II

                      APPLICABLE UNUSED LINE FEE PERCENTAGE
                      -------------------------------------
          Level I                                               0.50%

          Level II                                              0.375%

                  Any such adjustments in the Applicable Unused Line Fee
            Percentage shall be implemented quarterly on a prospective basis on the fifth (5th) day following the delivery of Financial Statements in accordance with paragraphs (b) or (d), as applicable, of Annex E evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Administrative Agent and Lenders an LTM EBITDA Certificate, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Unused Line Fee Percentage. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Unused Line Fee Percentage to the highest level set forth in the foregoing grid, until the fifth (5th) day following the delivery of those Financial Statements demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Unused Line Fee Percentage is to be implemented, that reduction shall be deferred until the third (3rd) Business Day following the date on which such Event of Default is waived or ceases to continue, as the case may be."

            (d) Section 1.9 of the Credit Agreement shall be amended to add the following new clause (d):

                  "(d) Upon any voluntary reduction or termination, as the case may be, in the Revolving Loan Commitments pursuant to Section 1.3 after the Second Amendment Effective Date, Borrower shall pay to Administrative Agent, for the ratable benefit of the Revolving Lenders, a prepayment penalty in the amount equal to (i) 1.00% of the amount so reduced or terminated, as the case may be, to the extent it reduces the total Revolving Loan Commitments to less than $1,500,000,000 and such reduction or termination, as the case may be, occurs on or prior to June 30, 2004 or (ii) 1.00% of the amount so reduced or terminated, as the case may be, to the extent it reduces the total Revolving Loan Commitments to less than $1,000,000,000 and such reduction or termination, as the case may be, occurs after July 1, 2004 and on or prior to December 31, 2004."

            (e) Section 6.2(j) of the Credit Agreement shall be amended to (i) delete the reference to "clauses (k) or (l) below" and (ii) substitute in lieu thereof a reference to "clauses (k), (l) or (m) below".

            (f) Section 6.2(k) of the Credit Agreement shall be deleted in it its entirety and the following shall be substituted in lieu thereof:

                  "(k) During any Fiscal Quarter, Borrower and its Subsidiaries
            may use Surplus Cash as calculated for the immediately preceding Fiscal Quarter (to the extent not otherwise utilized pursuant to clause (j) above or clauses (l) or (m) below), Indebtedness permitted under Section 6.3, the cash proceeds of any issuance of Stock of Holdings and Stock of Holdings to make Investments constituting Permitted Acquisitions; provided that (i) no Default or Event of Default has occurred and is continuing at the time of such Investment (or would result therefrom), (ii) the total consideration in the aggregate during the term of the Agreement to be paid by Borrower or any of its Subsidiaries (including (other than Acquisition Indebtedness) any (x) Indebtedness issued or incurred by Borrower or its Subsidiaries (other than the Acquired Entity) pursuant to Section 6.3 in connection therewith (the amount thereof to be calculated in accordance with GAAP), (y) the Market Value of any Stock of Holdings issued in connection therewith and (z) the cash proceeds of any issuance of Stock of Holdings (the amount of any consideration referred to in clauses (y) and (z), collectively the "Stock Consideration")) in connection with Acquisitions pursuant to this clause (k) (the "Total Consideration") shall not exceed

            $1,750,000,000 in the aggregate during the term of this Agreement (as such amount may be increased or decreased as provided below, the "Total Consideration Basket") (provided that (1) in no event may the Total Consideration less the Stock Consideration for all such Investments exceed $750,000,000 in the aggregate during the term of this Agreement (as the same may be increased or decreased as provided below, the "Cash Consideration Basket") and (2) in no event may the Stock Consideration for all such Investments exceed $1,000,000,000 in the aggregate during the term of this Agreement (as the same may be decreased as provided below, the "Stock Consideration Basket")), and (iii) no Inventory acquired pursuant to any Permitted Acquisition shall become eligible for inclusion in the Borrowing Base until Administrative Agent has completed an appraisal and audit thereof (both at Borrower's expense and upon its request) and approved such inclusion in writing as determined by Administrative Agent in its sole and absolute discretion; provided, further, that in the event that LTM EBITDA is equal to or greater than $600,000,000 as evidenced in an LTM EBITDA Certificate, the Total Consideration Basket shall be increased to $2,000,000,000 and the Cash Consideration Basket shall be increased to $1,000,000,000; provided, further, that if subsequent to any such increase LTM EBITDA is less than $600,000,000 as evidenced in an LTM EBITDA Certificate, the Total Consideration Basket shall be reduced to the greater of $1,750,000,000 or the amount actually spent pursuant to the immediately preceding proviso and the Cash Consideration Basket shall be reduced to the greater of $750,000,000 or the amount actually spent or deemed spent under the Cash Consideration Basket pursuant to the immediately preceding proviso; and provided, further, that in the event that following any Acquisition pursuant to this clause (k) Borrower or any of its Subsidiaries makes any Asset Transfer to any Stock Acquisition Subsidiary to the extent permitted by clauses (f) and (g) above, then the Asset Transfer Amount in respect thereof shall (i) first be deducted from the Stock Consideration Basket less amounts spent or deemed spent under the Stock Consideration Basket pursuant to this clause (k) and (ii) then, to the extent that the Stock Consideration Basket has been reduced to zero, be deducted from the Cash Consideration Basket less amounts spent or deemed spent under the Cash Consideration Basket pursuant to this clause (k);"

            (g) Section 6.2 of the Credit Agreement shall be amended to (i) renumber clause (l) as clause "(m)", (ii) insert the following new clause immediately following clause (k) and immediately preceding the renumbered clause (m):

                  "(l) During any Fiscal Quarter, Borrower and its Subsidiaries
            may use Surplus Cash as calculated for the immediately preceding Fiscal

            Quarter (to the extent not otherwise utilized pursuant to clauses
            (j) or (k) above or (m) below) to (i) make deposits with finance companies, suppliers, insurers, vendors and other third parties that provide goods or services to the Credit Parties or their vendors and suppliers in the ordinary course of business and (ii) make Investments in any securities, Indebtedness, assets or other interests, in each case, that directly relate to real property owned or leased by any of the Credit Parties; provided, that not more than $500,000,000 of Surplus Cash in the aggregate during the term of this Agreement may be used for such deposits pursuant to this clause
            (l); and"

            (h) Section 6.7 of the Credit Agreement shall be amended to (i) delete the phrase "and, with respect to clause (b), Liens created under the Leasehold Subordination Arrangements and Permitted Liens" in the first sentence thereof and (ii) insert the following new phrase in lieu thereof:

            "Liens constituting deposits permitted pursuant to Section 6.2(l), and, with respect to clause (b), Liens created under the Leasehold Subordination Arrangements and Permitted Liens".

            (i) Section 6.13 of the Credit Agreement shall be amended to (i) delete the "and" that appears after the final ";" of clause (g), (ii) delete the "." that appears at the end of clause (h) and to substitute "; and" in lieu thereof, and (iii) insert the following new clause (i) immediately following clause (h):

                  "(i) the payment by the Credit Parties of up to $250,000,000 of Surplus Cash as calculated for the immediately preceding Fiscal Quarter (to the extent not otherwise utilized pursuant to clauses
            (j), (k), (l) or (m) of Section 6.2) in the aggregate during the term of this Agreement to purchase the unrestricted stock of Holdings freely traded on a national securities exchange; provided that in the event that LTM EBITDA is equal to or greater than $600,000,000 as evidenced in an LTM EBITDA Certificate, the limitation referred to above shall be increased to $500,000,000; provided, further, that if subsequent to any such increase LTM EBITDA is less than $600,000,000 as evidenced in an LTM EBITDA Certificate, the limitation shall be reduced to the greater of $250,000,000 or the amount actually spent pursuant to the immediately preceding proviso."

            (j) The definition of "Applicable Trigger" in Annex A to the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  "'Applicable Trigger' means (a) with respect to the period of
            January through July of any Fiscal Year, the sum of Excess Availability and Suppressed Availability shall be less than $400,000,000 for any day occurring during such period and (b) with respect to the period of August through December of any Fiscal Year, the sum of Excess Availability and Suppressed Availability shall be less than $250,000,000 for any day (or, during the months of October, November and December, for three (3) consecutive Business Days) occurring during such period.".

            (k) The definition of "Applicable Margins" in Annex A to the Credit Agreement shall be amended to (i) delete the phrase "the Applicable Revolving L/C Margin" and (ii) substitute in lieu thereof the phrase "Applicable Revolving Documentary L/C Margin, the Applicable Revolving Standby L/C Margin".

            (l) The definition of "Applicable Revolving L/C Margin" in Annex A to the Credit Agreement shall be deleted in its entirety.

            (m) Annex A to the Credit Agreement shall be amended by adding thereto each of the following new definitions in its proper alphabetical place:

                  "'Applicable Revolving Documentary L/C Margin' means, the per annum interest rate from time to time in effect and payable with respect to outstanding Revolving Loan Letter of Credit Obligations, as determined by reference to Section 1.5(a)."

                  "'Applicable Revolving Standby L/C Margin' means, the per
            annum interest rate from time to time in effect and payable with respect to outstanding Revolving Loan Letter of Credit Obligations, as determined by reference to Section 1.5(a)."

                  "'Applicable Unused Line Fee Percentage' means, the per annum interest rate from time to time in effect, as determined by reference to Section 1.9(b)."

                  "'Asset Transfer' means any transfer of assets, including
            cash, Cash Equivalents and Marketable Securities, whether by contribution or other means of transfer."

                  "'Asset Transfer Amount' means the fair market value or book value, whichever is greater, of any and all assets transferred pursuant to an Asset Transfer."

                  "'Cash Consideration Basket' has the meaning ascribed to it in
            Section 6.2(k)."

                  "'LTM EBITDA Certificate' has the meaning ascribed to it in
            Section 1.5(a)."

                  "'Second Amendment Effective Date' means December 22, 2003."

                  "'Stock Acquisition Subsidiary' means any entity or Person acquired or formed to acquire the assets, business, division or stock of another Person, the consideration for which acquisition consists of Stock Consideration."

                  "'Stock Consideration' has the meaning ascribed to it in
            Section 6.2(k).

                  "'Stock Consideration Basket' has the meaning ascribed to it in Section 6.2(k).

                  "'Suppressed Availability' means the positive difference of the Borrowing Base less the Maximum Amount."

                  "'Total Consideration' has the meaning ascribed to it in
            Section 6.2(k).

                  "'Total Consideration Basket' has the meaning ascribed to it in Section 6.2(k).

            (n) Paragraph (f) of Annex B to the Credit Agreement shall be amended to (i) delete the reference to "the Applicable Revolving L/C Margin" and (ii) substitute in lieu thereof a reference to "the Applicable Revolving Documentary L/C Margin or the Applicable Revolving Standby L/C Margin, as applicable,".

            (o) Paragraph (g) of Annex B to the Credit Agreement shall be amended to (i) delete the reference to ".25%" and (ii) substitute in lieu thereof a reference to "0.125%".

            (p) Paragraph (a) of Annex F to the Credit Agreement shall be deleted in it its entirety and the following shall be substituted in lieu thereof:

                  "(a) to Administrative Agent, on or prior to the fifth
            Business Day following the end of each Fiscal Month, a certificate signed by a Financial Officer setting forth the Liquidity Threshold for such fiscal week (the "Availability Certificate")."

            3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred:

            (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Credit Party and Lenders; and

            (b) Administrative Agent shall have received from Borrower an amendment fee in the amount of $1,500,000 for the ratable benefit of the Lenders as consideration for this Amendment.

            5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

            6. Adjustments. In the event that Borrower and the other Credit Parties open twenty-five (25) or more Stores (net of Store closings) or close twenty-five (25) or more Stores (net of Store openings), in either case after the Second Amendment Effective Date (either circumstance, a "Store Change"), then at the request of Borrower, Administrative Agent or any Lender, the parties to the Credit Agreement shall, from time to time, enter into negotiations in order to adjust (upward or downward) the LTM EBITDA levels set forth in Sections 1.5, 1.9, 6.2 and 6.13 of the Credit Agreement, as modified and amended by this amendment, so as to equitably reflect the effect of such Store Change (or subsequent changes to the number of Stores of 25 or more, but only with respect to increments of additional 25 Stores)on the financial condition of Holdings and its Subsidiaries.

            7. Acknowledgement and Consent. Each Credit Party by their execution of this Amendment hereby:

            (a) acknowledges and consents to this Amendment; and

            (b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that the execution, delivery and performance of this Amendment shall not in any way affect such Person's obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

            8. Authorization and Consent. Each Lender executing this Amendment has obtained the consent and approval of each Person from whom such consent or approval is required in connection with this Amendment.

            9. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            10. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

            11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            12. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

            14. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. This Amendment shall constitute a Loan Document.

            15. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    KMART CORPORATION,
                                    as a Borrower

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KMART HOLDING CORPORATION
                                    KMART MANAGEMENT CORPORATION
                                    BIG BEAVER DEVELOPMENT CORPORATION
                                    BIG BEAVER OF FLORIDA DEVELOPMENT, LLC
                                    BIG BEAVER OF GUAYNABO
                                    BLUELIGHT.COM, INC.
                                    BLUELIGHT.COM LLC
                                    KBL HOLDING INC.
                                    KMART CORPORATION OF ILLINOIS, INC.
                                    KMART EXPRESS LLC,
                                    KMART INTERNATIONAL SERVICES, INC.
                                    KMART OF FLORIDA LLC
                                    KMART STORES OF ILLINOIS LLC
                                    KMART OF MICHIGAN, INC.
                                    KMART OF NORTH CAROLINA LLC
                                    KMART OF NY HOLDINGS, INC.
                                    KMART OF OHIO LLC
                                    KMART STORES OF TEXAS LLC
                                    KMART OF WASHINGTON LLC
                                    KMART OVERSEAS CORPORATION
                                    KMART STORES OF INDIANA, INC.
                                    KMART STORES OF TNCP, INC.
                                    MEDIA MOMENTUM, INC.
                                    STI MERCHANDISING, INC.,
                                    as Credit Parties

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    TROY COOLIDGE NO. 1, LLC
                                    TROY COOLIDGE NO. 2, LLC
                                    TROY COOLIDGE NO. 3, LLC
                                    TROY COOLIDGE NO. 4, LLC
                                    TROY COOLIDGE NO. 5, LLC
                                    TROY COOLIDGE NO. 6, LLC
                                    TROY COOLIDGE NO. 7, LLC
                                    TROY COOLIDGE NO. 8, LLC
                                    TROY COOLIDGE NO. 9, LLC
                                    TROY COOLIDGE NO. 10, LLC
                                    TROY COOLIDGE NO. 11, LLC
                                    TROY COOLIDGE NO. 12, LLC
                                    TROY COOLIDGE NO. 13, LLC
                                    TROY COOLIDGE NO. 14, LLC
                                    TROY COOLIDGE NO. 15, LLC
                                    TROY COOLIDGE NO. 16, LLC
                                    TROY COOLIDGE NO. 17, LLC
                                    TROY COOLIDGE NO. 18, LLC
                                    TROY COOLIDGE NO. 19, LLC
                                    TROY COOLIDGE NO. 20, LLC
                                    TROY COOLIDGE NO. 21, LLC
                                    TROY COOLIDGE NO. 22, LLC
                                    TROY COOLIDGE NO. 23, LLC
                                    TROY COOLIDGE NO. 24, LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KLC INC.,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KMART OF INDIANA
                                    KMART OF PENNSYLVANIA LP
                                    KMART OF TEXAS L.P.
                                    THE COOLIDGE GROUP LLC,
                                    as Credit Parties

                                    By:  KMART CORPORATION, its sole member,
                                         partner or general partner, as
                                         applicable

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KMART TRINIDAD, INC.
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    MARIN ACCESS LLC,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Administrative Agent, a Lender and Issuing
                                    Bank

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    FLEET RETAIL FINANCE, INC.,
                                    as a Lender and Issuing Bank

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    BANK OF AMERICA BUSINESS CREDIT,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    GMAC COMMERCIAL FINANCE LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    WELLS FARGO FOOTHILL LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    BANK ONE, NA,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    THE CIT GROUP - RETAIL FINANCE GROUP,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    CONGRESS FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    MERRILL LYNCH CAPITAL,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    PB CAPITAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    TEXTRON FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    UPS CAPITAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    AMSOUTH BANK,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    RZB FINANCE LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    WHITEHALL BUSINESS CREDIT CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    THE PROVIDENT BANK,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    SENIOR DEBT PORTFOLIO,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    GRAYSON & CO.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE SENIOR INCOME TRUST,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE CDO III, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE CDO IV, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    COSTANTINUS EATON VANCE DCO V, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KZH ING-2 LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KZH CYPRESS TREE-1 LCC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    KZH STERLING LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    AMERICAN EXPRESS CERTIFICATE COMPANY,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    IDS LIFE INSURANCE COMPANY,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    LONGACRE MASTER FUND, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    THE FOOTHILL GROUP, INC.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    CITIGROUP INVESTMENTS CORPORATE LOAN FUND,
                                    INC., as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

                                    UBS AG, STAMFORD BRANCH,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]